UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2008
______________________
LCC International, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Westpark Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-873-2000
Former name or former address, if changed since last report: Not applicable
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed on April 1, 2008, LCC International, Inc. (“LCC” or the “Company”) was unable to file its 2007 Form 10-K with the Securities and Exchange Commission (the “SEC”) by the prescribed date due to the need for additional time for Grant Thornton, LLP, the registered independent public accounting firm which the Company engaged on December 12, 2007, to complete its audit procedures relating to the 2007 financial statements and the Company’s internal control over financial reporting for certain of the Company’s overseas operations.
As expected, and in accordance with Nasdaq’s rules, on April 2, 2008, LCC received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed with Nasdaq its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “Form 10-K”). As a result of the filing delay, the Company’s Class A Common Stock is subject to delisting and the Company will be included in a list of non-compliant companies maintained by Nasdaq on its website and an indicator will be broadcast over Nasdaq’s dissemination network noting the non-compliance and the indicator will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information as of April 4, 2008.
The letter states that, unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel no later than 4:00 p.m. eastern time on April 9, 2008, trading of the Company’s Class A Common Stock would be suspended at the opening of business on April 11, 2008 and a Form 25-NSE will be filed with the SEC removing the Company’s securities from listing and registration with The Nasdaq Stock Market . The Company requested such a hearing before a Nasdaq Listing Qualifications Panel and has been granted a hearing that is scheduled for May 8, 2008. The Company cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant its request for continued listing on The Nasdaq Stock Market.
A copy of the Company’s press release of April 4, 2008 is attached hereto as Exhibit 99.1 and is incorporated by reference to this Item 3.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press release, dated April 4, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC INTERNATIONAL, INC.
Date: April 4, 2008	By:	/s/ Peter A. Deliso
Peter A. Deliso, Vice President, New
Ventures, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 4, 2008.